                     WELLS FARGO DIRECTOR OUTLOOK (SERIES II AND IIR)
                                  SEPARATE ACCOUNT ONE
                       HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                                  FILE NO. 333-101951



                            SUPPLEMENT DATED NOVEMBER 18, 2004
                         TO THE PROSPECTUS DATED NOVEMBER 1, 2004

                 SUPPLEMENT DATED NOVEMBER 18, 2004 TO YOUR PROSPECTUS

Effective September 15, 2004, New Star Institutional Managers Limited became the new sub-adviser for the Wells Fargo Variable Trust International Equity Fund, subject to Shareholder approval. Shareholders of the Wells Fargo Variable Trust International Equity Fund will be asked to approve the Fund's new sub-adviser at a special shareholder meeting currently scheduled for January 14, 2005.

          THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE
                                REFERENCE.

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